Credit Facilities, Long-Term Debt and Lease Liabilities	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Credit Facilities, Long-Term Debt and Lease Liabilities	Credit Facilities, Long-Term Debt and Lease Liabilities
A. Amounts Outstanding

The amounts outstanding are as follows:

As at Dec. 31				2021			2020
	Segment	Maturity	Currency	Carrying value	Face value	Interest(1)	Carrying value	Face value	Interest
Credit facilities
Committed syndicated bank facility(2)	Corporate	2025	CAD	—	—	—%	114	114	2.7%
Debentures
7.3% Medium term notes	Corporate	2029	CAD	110	110	7.3%	109	110	7.3%
6.9% Medium term notes	Corporate	2030	CAD	141	141	6.9%	140	141	6.9%
Senior notes(3)
6.5% Senior notes	Corporate	2040	USD	378	383	6.5%	380	383	6.5%
4.5% Senior notes	Corporate	2022	USD	510	511	4.5%	506	511	4.5%
Non-recourse
Melancthon Wolfe Wind LP bond	Wind & Solar	2028	CAD	235	237	3.8%	268	270	3.8%
New Richmond Wind LP bond	Wind & Solar	2032	CAD	120	121	4.0%	127	128	4.0%
Kent Hills Wind LP bond(4)	Wind & Solar	2033	CAD	221	221	4.5%	230	233	4.5%
Windrise Wind LP bond	Wind & Solar	2041	CAD	171	173	3.4%	—	—	—%
Pingston bond	Hydro	2023	CAD	45	45	3.0%	45	45	3.0%
TAPC Holdings LP bond (Poplar Creek)	Gas	2030	CAD	102	104	4.4%	111	113	4.5%
TEC Hedland PTY Ltd bond(5)	Gas	2042	AUD	732	742	4.1%	772	782	4.1%
TransAlta OCP LP bond	Gas	2030	CAD	263	265	4.5%	284	287	4.5%
Tax equity financing
Big Level & Antrim(6)	Wind & Solar	2029	USD	106	112	6.6%	112	119	6.6%
Lakeswind(7)	Wind & Solar	2029	USD	18	18	10.5%	22	22	10.5%
North Carolina Solar(8)	Wind & Solar	2028	USD	11	11	7.3%	—	—	—
Other	Corporate	2023	CAD	4	4	5.9%	7	6	5.9%
Total long-term debt				3,167	3,198		3,227	3,264
Lease liabilities				100			134
				3,267			3,361
Less: current portion of long-term debt				(837)			(97)
Less: current portion of lease liabilities				(7)			(8)
Total current long-term debt and lease liabilities				(844)			(105)
Total credit facilities, long-term debt and lease liabilities				2,423			3,256
(1) Interest is before the effect of hedging.
(2) Composed of bankers’ acceptances and other commercial borrowings under long-term committed credit facilities.
(3) US face value at Dec. 31, 2021 — US$700 million (Dec. 31, 2020 — US$700 million).
(4) Kent Hills Wind LP bond is classified as a current liability. Refer to section B - Restrictions Related to Non-Recourse Debt and Other Debt, for more information.
(5) AU face value at Dec. 31, 2021 — AU$800 million related to the TEC offering (2020 — AU$800 million).
(6) US face value at Dec. 31, 2021 — US$88 million (2020 — US$94 million).
(7) US face value at Dec. 31, 2021 — US$14 million (2020 — US$16 million).
(8) US face value at Dec. 31, 2021 — US$9 million (2020 — nil).
The Company's credit facilities are summarized in the table below:

As at Dec. 31, 2021	Facility size	Utilized		Available capacity	Maturity date
		Outstanding letters of credit(1)	Actual drawings
TransAlta Corporation
Committed syndicated bank facility(2)	1,250	618	—	632	Q2 2025
Canadian committed bilateral credit facilities	240	186	—	54	Q2 2023
TransAlta Renewables
Committed credit facility(2)	700	98	—	602	Q2 2025
Total	2,190	902	—	1,288
(1) TransAlta has obligations to issue letters of credit and cash collateral to secure potential liabilities to certain parties, including those related to potential environmental obligations, commodity risk management and hedging activities, pension plan obligations, construction projects and purchase obligations. At Dec. 31, 2021, TransAlta provided cash collateral of $55 million.
(2) Includes letters of credit issued under the demand facilities for TransAlta and TransAlta Renewables.

The Company has $2 billion (2020 — $2 billion) of committed syndicated bank facilities and $0.2 billion of committed bilateral credit facilities, of which $1.3 billion was available as at Dec. 31, 2021 (2020 — $1.5 billion) and including the undrawn letters of credit are the primary source for short-term liquidity after the cash flow generated from the Company's business. This includes a $1.3 billion credit facility that was converted into a facility with a Sustainability Linked Loan ("SLL") and that was extended to June 30, 2025. The facility's financing terms will align the cost of borrowing to TransAlta's greenhouse gas emission reductions and gender diversity targets, which are part of the Company's overall plan for environment, social and governance. The SLL will have a cumulative pricing adjustment to the borrowing costs on the facilities and a corresponding adjustment to the standby fee (the "Sustainability Adjustment"). Depending on performance against interim targets that have been set for each year of the credit facility term, the Sustainability Adjustment is structured as a two-way mechanism and could move either up, down or remain unchanged for each sustainability performance target based on performance. In addition, the Company's committed bilateral credit facilities were also extended to June 30, 2023. Interest rates on the credit facilities vary depending on the option selected – Canadian prime, bankers' acceptances, USD LIBOR or US base rate – in accordance with a pricing grid that is standard for such facilities.
The Company is in compliance with the terms of the credit facilities and all undrawn amounts are fully available. In addition to the $1.3 billion available under the credit facilities, the Company also has $947 million of available cash and cash equivalents and $17 million ($17 million principal portion) in cash restricted for repayment of the OCP bonds (refer to section E below).
TransAlta has letters of credit of $157 million issued from uncommitted demand facilities; these obligations are backstopped and reduce the available capacity on the committed credit facilities.

Debentures
On Nov. 25, 2020, the Company redeemed $400 million of its then due 5.0 per cent medium term notes.

Senior notes
A total of US$370 million (2020 — US$370 million) of the senior notes has been designated as a hedge of the Company’s net investment in US foreign operations.

Non-recourse debt
On Dec. 6, 2021, TransAlta completed a secured green bond offering by way of private placement for approximately $173 million (the "Offering"). The Offering is secured by a first ranking charge over all assets of the issuer, Windrise Wind LP, and the bonds amortize and bear interest from their date of issue at a rate of 3.41 per cent per annum and mature on Sept. 30, 2041. Payments on the bonds will be interest-only to and including Dec. 31, 2022, with quarterly blended payments of principal and interest commencing on March 31, 2023. TransAlta intends to use proceeds of the Offering to finance or refinance eligible green projects, including renewable energy facilities and to fund a construction reserve account.
On Oct. 22, 2020, TEC closed an AU$800 million senior secured note offering, by way of a private placement, which is secured by, among other things, a first ranking charge over all assets of TEC. The notes bear interest at 4.07 per cent per annum, payable quarterly and matures on June 30, 2042, with principal payments starting on March 31, 2022. Funds were used to repay indebtedness on the credit facility and to fund future growth opportunities within TransAlta Renewables. The TEC Offering has a rating of BBB by Kroll Bond Rating Agency.

Tax Equity
Tax equity financings are typically represented by the initial equity investments made by the project investors at each project (net of financing costs incurred), except for the Lakeswind and North Carolina Solar acquired tax equity which were initially recognized at their fair values. Tax equity financing balances are reduced by the value of tax benefits (production tax credits, tax depreciation and investment tax credits) allocated to the investor and by cash distributions paid to the investor for their share of net earnings and cash flow generated at each project. Tax equity financing balances are increased by interest recognized at the implicit interest rate. The maturity dates of each financing are subject to change and primarily dependent upon when the project investor achieves the agreed upon targeted rate of return. The Company anticipates the maturity dates of the tax equity financings will be: Big Level and Antrim - on March 31, 2030, 10 years from commercial operation of the projects; Lakeswind - March 31, 2029, and North Carolina Solar on Dec. 31, 2028.

Other
Other debt consists of an unsecured commercial loan obligation that bears interest at 5.9 per cent and matures in 2023, requiring annual payments of interest and principal.

TransAlta’s debt has terms and conditions, including financial covenants, that are considered normal and customary. As at Dec. 31, 2021, the Company was in compliance with all debt covenants except the Kent Hills non-recourse bond as discussed below.
B. Restrictions Related to Non-Recourse Debt and Other Debt

The Melancthon Wolfe Wind LP, Pingston, TAPC Holdings LP, New Richmond Wind LP, Kent Hills Wind LP, TEC Hedland Pty Ltd notes, Windrise Wind LP and TransAlta OCP LP non-recourse bonds with a carrying value of $1.9 billion as at Dec. 31, 2021 (Dec. 31, 2020 — $1.8 billion) are subject to customary financing conditions and covenants that may restrict the Company’s ability to access funds generated by the facilities’ operations. Upon meeting certain distribution tests, typically performed once per quarter, the funds are able to be distributed by the subsidiary entities to their respective parent entity. These conditions include meeting a debt service coverage ratio prior to distribution, which was met by these entities in the fourth quarter of 2021, except the Kent Hills non-recourse bond as discussed below. However, funds in these entities that have accumulated since the fourth quarter test will remain there until the next debt service coverage ratio can be calculated in the first quarter of 2022. At Dec. 31, 2021, $67 million (Dec. 31, 2020 —$73 million) of cash was subject to these financial restrictions. At Dec. 31, 2021, Kent Hills cash in the amount of $6 million is not able to be distributed or accessed by other corporate entities, as discussed below.

Proceeds received from the TEC Notes in the amount of $3 million (AU$4 million) are not able to be accessed by other corporate entities as the funds must be solely used by the project entities for the purpose of paying major maintenance costs.

Additionally, certain non-recourse bonds require that certain reserve accounts be established and funded through cash held on deposit and/or by providing letters of credit.

As a result of the determination that all 50 foundations require replacement, as well as certain resulting amendments to applicable insurance policies, the Company has provided notice to BNY Trust Company of Canada, as trustee (the “Trustee”), for the approximately $221 million outstanding non-recourse project bonds (the “KH Bonds”) secured by, among other things, the Kent Hills 1, 2 and 3 wind sites, that events of default may have occurred under the trust indenture governing the terms of the KH Bonds. Upon the occurrence of any event of default, holders of more than 50 per cent of the outstanding principal amount of the KH Bonds have the right to direct the Trustee to declare the principal and interest on the KH Bonds and all other amounts due, together with any make-whole amount (Dec. 31, 2021 — $39 million), to be immediately due and payable and to direct the Trustee to exercise rights against certain collateral. The Company is in discussions with the Trustee and holders of the Kent Hills bonds to negotiate required waivers and amendments while the Company works to remedy the matters described in the notice. Although the Company expects that it will reach agreement with the Trustee and holders of the KH Bonds with respect to terms of an acceptable waiver and amendment, there can be no assurance that the Company will receive such waivers and amendments. Accordingly, the Company has classified the entire carrying value of the KH Bonds as a current liability as at Dec. 31, 2021.
C. Security
Non-recourse debts totalling $1.5 billion as at Dec. 31, 2021 (Dec. 31, 2020 — $1.4 billion) are each secured by a first ranking charge over all of the respective assets of the Company’s subsidiaries that issued the bonds, which include PP&E with total carrying amounts of $1.5 billion at Dec. 31, 2021 (Dec. 31, 2020 — $1 billion) and intangible assets with total carrying amounts of $78 million (Dec. 31, 2020 — $88 million). At Dec. 31, 2021, a non-recourse bond of approximately $103 million (Dec. 31, 2020 — $111 million) was secured by a first ranking charge over the equity interests of the issuer that issued the non-recourse bond.
The TransAlta OCP bonds have a carrying value of $263 million (Dec. 31, 2020 — $285 million) and are secured by the assets of TransAlta OCP, including the right to annual capital contributions and OCA payments from the Government of Alberta. Under the OCA, the Company receives annual cash payments on or before July 31 of approximately $40 million (approximately $37 million, net to the Company), commencing on Jan. 1, 2017, and terminating at the end of 2030.

D. Principal Repayments

	2022(1)	2023	2024	2025	2026	2027 and thereafter	Total
Principal repayments(2)	836	155	113	127	127	1,840	3,198
Lease liabilities(3)	(6)	4	3	3	3	93	100

(1) Includes the Kent Hills Wind LP non-recourse bonds. The successful receipt of waivers and amendments would extend principal repayments beyond 2022.
(2) Excludes impact of hedge accounting and derivatives.
(3) Lease liabilities include a lease incentive of $13 million, expected to be received in 2022.

E. Restricted Cash
At Dec. 31, 2021, the Company had nil (Dec. 31, 2020 – $9  million) in restricted cash related to the Big Level tax equity financing that is held in a construction reserve account. The proceeds were released from the construction reserve account in 2021.

The Company had $17 million (Dec. 31, 2020 – $17 million) of restricted cash related to the TransAlta OCP bonds, which is required to be held in a debt service reserve account to fund the next scheduled debt repayment in February 2022.

The Company also had $53 million (Dec. 31, 2020 – $45 million) of restricted cash related to the TEC Notes; reserves are required to be held under TEC commercial arrangements and for debt service. Cash reserves may be replaced by letters of credit in the future.

F. Letters of Credit

Letters of credit issued by TransAlta are drawn on its committed syndicated credit facility, its $240 million bilateral committed credit facilities and its two uncommitted $150 million and $100 million demand letters of credit facilities. Letters of credit issued by TransAlta Renewables are drawn on its uncommitted $150 million demand letter of credit facility.
Letters of credit are issued to counterparties under various contractual arrangements with the Company and certain subsidiaries of the Company. If the Company or its subsidiary does not perform under such contracts, the counterparty may present its claim for payment to the financial institution through which the letter of credit was issued. Any amounts owed by the Company or its subsidiaries under these contracts are reflected in the Consolidated Statements of Financial Position. All letters of credit expire within one year and are expected to be renewed, as needed, in the normal course of business. The total outstanding letters of credit as at Dec. 31, 2021, was $902 million (2020 – $621 million) with no (2020 – nil) amounts exercised by third parties under these arrangements.